UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: September 10, 2010


                          INFINITY CAPITAL GROUP, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


          MARYLAND                          814-00708             16-1675285
          --------                          ---------             ----------
(State or other jurisdiction of     (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

                 80 BROAD STREET, 5TH FLOOR, NEW YORK, NY 10004
      -------------------------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (212) 962-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                        SECTION 2 - FINANCIAL INFORMATION
                      ------------------------------------

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
--------------------------------------------------------------

On September 10, 2010, Infinity Capital Group, Inc., a Maryland Corporation, ("Infinity") entered into a Plan and Agreement of Reorganization (the "Agreement") with 30DC, Inc., a Delaware corporation, ("30DC") and the Shareholders of 30DC, Inc. ("30DC Shareholders").

In exchange for 100% of the issued and outstanding shares of 30DC, Infinity issued 60,984,000 shares of its restricted common stock. The shareholders of 30DC received 13.2 shares of common stock of Infinity for every one share of 30DC.

Upon closing Messrs. Edward Dale and Clinton Carey were both appointed to the Board of Directors of Infinity and Mr. Dale was appointed the new Chief Executive Officer of the Company. Mr. Dale is the President, Chief Executive Officer and a director of 30DC. In addition, he is the manager and an equity holder of the majority shareholder of 30DC, Marillion Partnership. Mr. Carey is the Chief Operating Officer and a director of 30DC.

Infinity, as a result of the transaction, became the owning entity of 100% of the outstanding common shares of common stock of 30DC and is the surviving corporation. For purposes of accounting, 30DC will be considered the surviving entity. The business of 30DC is now the primary business of Infinity.

30DC, INC. BUSINESS SUMMARY

30DC was incorporated on October 17, 2008 in the state of Delaware with its operations located in Monee Ponds, Victoria, Australia and Cheshire, England. 30DC has two business divisions consisting of the "30 Day Challenge" and the "Immediate Edge." The 30 Day Challenge is a free online ecommerce training program, year round, with an online education subscription service. In addition, periodic premium live seminars are produced which are intended to target experienced Internet business operators. Immediate Edge is an online education program subscription service offering high-end internet marketing instruction and strategies for experienced online commerce practitioners.

                   SECTION 3 - SECURITIES AND TRADING MARKETS
               -------------------------------------------------

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.
-------------------------------------------------

ISSUANCES OF COMMON STOCK

As a result of the Plan and Agreement of Reorganization with 30DC, Inc. and its shareholders, executed on September 10, 2010, Infinity issued 60,984,000 shares of its restricted common stock to the shareholders of 30DC, Inc., pursuant to exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and Regulation D, Rule 506.

As a result of the issuance transaction, 67,531,391 shares of common stock are issued and outstanding as of date hereof.

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
          ------------------------------------------------------------

ITEM 5.01 - CHANGES IN CONTROL OF REGISTRANT
--------------------------------------------

As a result of the Plan and Agreement of Reorganization with 30DC, Inc. and its shareholders, executed on September 10, 2010, Infinity issued 60,984,000 shares of its restricted common stock to the shareholders of 30DC. As a result of the issuance of the shares, Infinity will have approximately 67,531,391 shares of common stock issued and outstanding.

The Marillion Partnership, the majority shareholder of 30DC, will hold 37,224,000 shares of the common stock of Infinity, approximately 55.12% of the issued and outstanding common stock. The Marillion Partnership is owned and managed by Edward Dale, an officer and director of 30 DC and a newly appointed director of Infinity. Therefore, Mr. Dale has indirect beneficial ownership of the 37,244,000 shares held by the Marillion Partnership. Mr. Edward Dale will hold 1,848,000 shares of common stock directly.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
--------------------------------------------------------------------------------

APPOINTMENT AND RESIGNATION OF OFFICERS AND DIRECTORS

On September 10, 2010 as a result of the merger, Mr. Edward Dale and Mr. Clinton Carey were appointed as Directors of the Company. Messrs. Ernie Chu and Conrad Huss, effective September10, 2010 have resigned as directors of the Company.

Effective, September 10, 2010, Mr. Greg Laborde resigned as the Chief Executive Officer and President of Infinity. Effective September 10, 2010, Mr. Dale was appointed the Chief Executive Officer of the Company and Mr. Carey was appointed the Chief Operating Officer.

EDWARD DALE, DIRECTOR AND CHIEF EXECUTIVE OFFICER

Mr. Dale, age 40, has served as the Chairman of the Board, President and CEO of 30DC, Inc. from 2008 to date. From 2005 to 2008, Mr. Dale developed the 30 Day Challenge business, which he ran for 4 years as part of the Marillion Partnership and was sold to 30DC in July 2009. In 2006, Mr. Dale created and marketed the Dominiche `Buying and Selling websites' program. Mr. Dale is a manager and equity owner of the Marillion Partnership. Mr. Dale was a founding shareholder of 30 DC and has served as its President, Chief Executive Officer and a director since October 2008.

CLINTON CAREY, DIRECTOR AND CHIEF OPERATING OFFICER

Mr. Carey, age 40, has served as Chief Operating Officer and Director of 30DC, Inc. from July 2009 to date. Over the past 15 years, Mr. Carey has been involved in start up businesses at both the management and the directorial level. Mr. Carey was a director of Roper River Resources and was involved in the reverse takeover of Roper River Resources by Webjet, in Australia. Following Webjet, Mr. Carey became involved in several technology companies including Banque Technology Systems (UK), MobiData Ltd (Australia) and MDS Group Ltd (UK) for which he helped raised capital and was involved in strategic planning and business development. Mr. Carey holds a degree in Economics from Bond University.

                             SECTION 8 OTHER EVENTS
                       ----------------------------------

ITEM 8.01 OTHER EVENTS
----------------------

INVESTMENT COMPANY WITHDRAWAL

On September 10, 2010, the Company filed a Notification of Withdrawal of Election to be Subject to Sections 55 through 65 of the Investment Company Act of 1940 filed Pursuant to Section 54(c) of the Investment Company Act of 1940 (the 1940 Act) on Form N-54C.

Effective upon receipt by the Securities and Exchange Commission (SEC) the Company is no longer deemed a Business Development Company and subject to the provisions of the 1940 Act.

REALLOCATION OF STOCK OPTIONS

On August 10, 2010, issued and outstanding options exercisable for 109,500 shares of Infinity were reallocated to our disinterested directors, Pierce McNally, Conrad Huss, and Ernest Chu for service to the Corporation under the 2008 Corporate Stock Option Plan as follows:


NAME            NUMBER OF OPTIONS     EXERCISE PRICE        EXPIRATION DATE
--------------  -----------------     --------------        ---------------
Pierce McNally  36,500                $0.50                 January 5, 2019
Conrad Huss     36,500                $0.50                 January 5, 2019
Ernest Chu      36,500                $0.50                 January 5, 2019


                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS
             ------------------------------------------------------

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The following is a complete list of financial statements filed as part of this Report.

              The  Company,   shall  file  the  audited  and  interim  financial
              statements of 30DC, Inc. by amendment to this document prior to the expiration of the prescribed requirement of Item 9.01.

(B) PRO FORMA FINANCIAL INFORMATION. The following is a complete list of the pro forma financial statements filed as a part of this Report.

              Pro forma financial statements will be filed in an amendment to this document within the prescribed time allowed by Item 9.01.

          (D) EXHIBITS. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     EXHIBIT NO.        DESCRIPTION
     -----------        --------------------------------------------------------
             2.1        Plan and Agreement of Reorganization by and among
                        Infinity Capital Group, Inc. and 30DC, Inc.
             3.1        Certificate of Incorporation of 30DC, Inc.
             3.2        Bylaws of 30DC, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                          INFINITY CAPITAL GROUP, INC.



                          By: /s/ Theodore A. Greenberg
                          ----------------------------------------------------
                           Theodore A. Greenberg, Chief Financial Officer
                           Date: September 10, 2010